UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 20, 2021

THE BOEING COMPANY
(Exact name of registrant as specified in its charter)

1-442
Commission file number

Delaware			91-0425694
(State or other jurisdiction of incorporation or organization)			(I.R.S. Employer Identification No.)

100 N. Riverside Plaza,	Chicago,	IL	60606-1596
(Address of principal executive offices)			(Zip Code)

(312)	544-2000
(Registrant's telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $5.00 Par Value	BA	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Gregory D. Smith, Executive Vice President, Enterprise Operations and Chief Financial Officer, has announced his retirement from The Boeing Company (the “Company”) effective July 9, 2021. The Company intends to conduct a search for Mr. Smith’s successor. A copy of the Company’s press release announcing Mr. Smith’s retirement is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 20, 2021, the Board of Directors of the Company (the "Board") adopted an amendment to Article II, Section 1 of the Company’s By-Laws to decrease the number of directors from twelve to ten. A copy of the amended and restated By-Laws is attached hereto as Exhibit 3.2 and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Shareholders on April 20, 2021. Set forth below are the final voting results for each of the proposals submitted to a vote of the shareholders.

1. Election of Directors

NAME	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Robert A. Bradway	306,293,486	13,495,226	5,438,644	120,898,665
David L. Calhoun	307,177,948	13,759,531	4,289,877	120,898,665
Lynn M. Doughtie	310,712,468	9,663,121	4,851,767	120,898,665
Edmund P. Giambastiani Jr.	278,411,488	41,348,327	5,467,541	120,898,665
Lynn J. Good	305,393,705	14,512,660	5,320,991	120,898,665
Akhil Johri	309,795,063	10,450,781	4,981,512	120,898,665
Lawrence W. Kellner	266,998,871	52,963,042	5,265,443	120,898,665
Steven M. Mollenkopf	310,179,057	10,099,375	4,948,924	120,898,665
John M. Richardson	310,995,203	9,313,788	4,918,365	120,898,665
Ronald A. Williams	298,158,934	21,598,689	5,469,733	120,898,665

2. Approve, on an Advisory Basis, Named Executive Officer Compensation:
FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
284,398,682	34,007,034	6,821,640	120,898,665

3. Ratify the Appointment of Deloitte & Touche LLP as Independent Auditor for 2021:
FOR	AGAINST	ABSTAIN
426,801,727	15,045,641	4,278,653

4. Shareholder Proposal - Additional Report on Lobbying Activities:
FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
118,305,289	200,691,125	6,230,942	120,898,665

5. Shareholder Proposal - Written Consent:
FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
114,354,814	203,590,924	7,281,618	120,898,665

Item 8.01. Other Events.

The Company announced that the Board has extended the Company’s mandatory retirement age with respect to David L. Calhoun, President and Chief Executive Officer. The extension contemplates that Mr. Calhoun not be required to retire from the Company until April 1, 2028. However, there is no fixed term associated with Mr. Calhoun’s employment. A copy of the Company’s press release announcing the extension is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

3.2	By-Laws of The Boeing Company, as amended and restated effective April 20, 2021

99.1	Press Release dated April 20, 2021

104	104 Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

THE BOEING COMPANY

By:	/s/ Grant M. Dixton
Grant M. Dixton
Senior Vice President, General Counsel & Corporate Secretary

Dated: April 20, 2021